MFS(R) GLOBAL GOVERNMENTS FUND

                      Supplement to the Current Prospectus

The Board of Trustees of the MFS Global Governments Fund (the "Global Governments Fund"), has approved the reorganization of the Global Governments Fund into the MFS Strategic Income Fund (the "Strategic Income Fund"). The proposed transaction is still subject to approval by Global Governments Fund shareholders at a shareholders' meeting expected to be held in July. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Global Governments Fund's assets and liabilities would be transferred to the Strategic Income Fund in return for shares of the Strategic Income Fund with equal total net asset value on the transfer date. These Strategic Income Fund shares would be distributed pro rata to shareholders of the Global Governments Fund in exchange for their Global Governments Fund shares. Current Global Governments Fund shareholders would thus become shareholders of the Strategic Income Fund and receive shares of the Strategic Income Fund with a total net asset value equal to that of their shares of the Global Governments Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Global Governments Fund and its shareholders, as well as to the Strategic Income Fund.

The investment objective of the Strategic Income Fund is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation.

Both the Global Governments Fund and the Strategic Income Fund seek to achieve their goals by investing their assets in fixed income securities which may include:

     o    U.S. government securities

     o foreign government securities (debt securities issued or guaranteed by foreign governments, by certain foreign government agencies or by various instrumentalities established or sponsored by foreign governments, as well as Brady Bonds)

     o    corporate bonds of U.S. and foreign issuers

     o    Mortgage-backed and asset-backed securities

The principal difference between the Global Governments Fund and the Strategic Income Fund is that the Global Governments Fund seeks its goals by investing, under normal market conditions, at least 65% of its total assets in U.S. government and foreign government securities, whereas the Strategic Income Fund seeks its goals by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, including the categories listed in the bullet points above.

A full description of the Strategic Income Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement to be mailed to shareholders of the Global Governments Fund in June.

In light of the proposed transaction, sales of Global Governments Fund shares are expected to be suspended on or about July 16, 2001.


                   The Date of this Supplement is May 1, 2001.